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                                                                    Exhibit 10.2


                                 BRIAZZ, INC.
                                 1996 AMENDED
                               STOCK OPTION PLAN

               FRESH OPTIONS STOCK OPTION PROGRAM FOR ASSOCIATES

                            STOCK OPTION AGREEMENT

     THIS AGREEMENT is entered into this as set fourth in the Notice ("Date of Grant") between BRIAZZ, INC., a Washington corporation (the "Company"), and the optionee (the "Optionee") (the "Optionee") named in the caption of the Notice of Grant of Stock Options (the "Notice") attached hereto as Exhibit A.

     WHEREAS, the Board of Directors of the Company (the "Board") has approved and adopted the FRESH OPTIONS Stock Option Program Associates (the "Program") under the BRIAZZ, INC, 1996 Amended Stock Option Plan (the "Plan"); and

     WHEREAS, the Program provides for the grant of options to acquire shares of common stock, without par value (the "Common Stock"), of the Company that do riot qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and

     WHEREAS, the Compensation Committee of the Board has authorized the grant to Optionee of options (the "Options") to purchase the total number of shares of Common Stock (the "Option Shares") set forth in the first paragraph of the Notice.

     NOW, THEREFORE, the Company agrees to offer to the Optionee the option to purchase, upon the terms and conditions set forth herein and in the Plan the total number of shares of Common Stock set forth in the first paragraph of the Notice. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan

          1.   Exercise Price. The exercise price of the Options shall be the
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exercise price per share set forth in the first paragraph of the Notice.

          2.   Vesting Schedule. The right to purchase the Option Shares shall
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accrue ("vest") as follows:

               (a) the right to purchase twenty-five percent at (25 %) of the Option Shares shall vest on the date one year from the Date of Grant.

               (b) the right to purchase twenty-five Percent (25%) of the Option Shares shall vest on each of the three succeeding annual anniversaries after such date.

          3.   Options not Transferable. This Option may not be transferred,
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assigned. pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution or pursuant to a qualified domestic relations order and may be exercised only by the Optionee or a person to whom rights under the Option have passed by will, the applicable laws of descent and distribution or pursuant to a qualified
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domestic relations order. Upon any attempt to transfer, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by the Plan contrary to the provisions thereof, or upon the sale, levy or attachment or similar process upon the rights and privileges conferred by the Plan, such Option shall thereupon terminate and become null and void.

          4.   Investment Intent. By accepting the Option, the Optionee
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represents and agrees that none of the shares of Common Stock purchased upon exercise of the Option will be distributed in violation of applicable federal and state laws and regulations. In addition, the Company may require, as a condition of exercising the Options, that the Optionee execute in undertaking, in. such a form as the Company shall reasonably specify, that the Stock is being purchased only for investment and without any then present intention to sell or distribute such shares.

          5.   Termination of Options.
               ----------------------

               (a) All unvested Options shall expire upon any termination of Optionee's employment with the Company, whether voluntary or involuntary. or upon the death or disability of Optionee. All vested Options shall expire at the earliest of the following.

                    (1)  Ten (10) years from the date hereof;

                    (2) Three (3) months after voluntary or involuntary termination of Optionee's employment other than termination as described in Paragraphs (c) or (d) below;

                    (3) Upon discharge of Optionee for cause (as determined in the sole discretion of the Plan Administrator); or

                    (4)  One (1) year after Optionee's death or disability.

               (b) In the event of a merger, consolidation, tender offer, takeover bid, sale of assets or filing of a Statement of latent to Dissolve (or the filing of Articles of Dissolution), as described in Subsections (1) through
(4) of Section 8(a), all unexercised Options shall terminate on that date specified in Section 8(c). However, if the merger, consolidation, tender offer, takeover bid or sale of assets does not occur or if a Statement of Revocation of Voluntary Dissolution Proceedings is filed within the thirty (30) day period following the date of filing a Statement of Intent to Dissolve, as the case may be, and as described in Subsections (1) through (4) of Section 8(1), all Options which are terminated pursuant to this Section 5(b) shall be reinstated as if no action with respect to any of the said events had been contemplated or taken by any party thereto and all Optionees shall be returned to their positions on the date of termination.

          6.   Stock. In the case of any stock split, stock dividend or like
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change in the nature of shares of Stock covered by this Agreement, the number of shares and exercise price shall be proportionately adjusted as set forth in
Section 5(m) of the Plan.

          7.   Exercise of Option. Options shall be exercisable, in full or in
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pan, at any time after vesting, until termination; provided, however, that any
Optionee who is subject to the

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reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 with respect to the Common Stock shall be included from selling or transferring any Common Stock or other security underlying an Option during the six (6) mouths immediately following the gram of that Option. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option for less than one hundred (100) shares (as adjusted pursuant to Section 5(m) of the Plan) may be exercised: provided, that if the vested portion of any Option is less than one hundred (100) shares, it may be exercised with respect to &U shares for which it is vested. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) stare, it is unexercisable.

          Each exercise of the Option shall be by means of delivery of a notice of election to exercise (which may be in the form attached hereto as Exhibit B to the Secretary of the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in cash by certified check or cashier's check in the amount of the full exercise price for the Common Stock to be purchased. In addition to payment in cash by certified check or cashier's check, an Optionee or transferee of an option may pay for all or any portion of the aggregate exercise Price by complying with one or more of the following alternatives:

               (a) with the prior approval of the Plan Administrator, by delivering to the Company shares of Common Stock previously held by such person, which shares of Common Stock shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate purchase price to be paid by the Optionee upon such exercise;

               (b) by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the shares and deliver directly to the Company the amount of sale or margin loan proceeds to pay the exercise price; or

               (c) by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

It is a condition precedent to the issuance of shares of Common Stock that the Optionee execute and deliver to the Company a Stock Transfer Agreement, in a form acceptable to the Company, to the extent required pursuant to the terms thereof. It is also a condition precedent to the issuance of shares of Common Stock that the Optionee become a party to that certain Amended and Restated Shareholders' Agreement, dated as of August 15, 1997, between the Company and its shareholders as a "shareholder" (as such term is defined therein).

          8.   Change in Control.
               -----------------

               (a) Notwithstanding the vesting schedule set forth in Section 2, and subject to the Provisions of Sections 13 and 14 below, the right to purchase all Option Shares shall vest, and the Optionee may purchase up to the full extent of Option Shares for which

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Options have been granted to such Optionee and for which the Options have not been exercised under the following conditions:

                    (1) The Optionee may conditionally purchase, any or all Option Shares during the period commencing twenty-seven (27) days and ending seven (7) days prior to the scheduled effective date of a merger or consolidation (as such effective date may be delayed from time to time) wherein the Company is not to be the surviving corporation, which merger or consolidation is not between or among the Company and other corporations related to or affiliated with the Company;

                    (2) The Optionee may conditionally purchase any or all Option Shares during the period commencing on the initial date of a tender offer of takeover bid for the Option Shares (other than a tender offer by the Company) subject to the Securities Exchange Act of 1934 and the rules promulgated thereunder and ending an the day preceding the scheduled termination date of acceptance of tenders of shares by the offeror under any such tender offer or takeover bid (as such termination date may be extended by such offeror);

                    (3) The Optionee may conditionally purchase any or all Option Shares during the period commencing an the date the shareholders: of the Company approve a sale of all or substantially all ft assets of the Company and ending seven (7) days prior to the scheduled closing date of such sale (as such closing date may be delayed from time to time); and

                    (4) The Optionee may conditionally purchase any or all Option Shams during the period commencing on the date the Company files a Statement of Intent to Dissolve and ending thirty (30) days later but not in any event later than the day before the Company files Articles of Dissolution.

               (b) If the merger, consolidation, tender offer, takeover bid, sale of assets or dissolution, as the cast may be, and as described in Subsections (1) through (4) of Section 8(a), once commenced, is cancelled or revoked, the conditional purchase of shares for which the Option to purchase would not have otherwise been exercisable at the time of said calculation or revocation, but for the operation of Section 8(a), shall be rescinded. With respect to all other shares conditionally purchased, the Optionee may rescind such purchase at his or her Option.

               (c) If the merger, consolidation, tender offer, takeover bid or sale of assets does occur or thirty (30) days passes after a Statement of intent to Dissolve is filed (or Articles of Dissolution are filed), as the case may be, and as described in Subsections (1) through (4) of Section 8(a), and the Optionee has not conditionally purchased all Option Shares, all unexercised Options shall terminate on the effective, termination or closing date, or thirty
(30) days after the Statement of Interest ED Dissolve is filed (but not later than the day before Articles of Dissolution are filed), as the case may be.

               (d) If the Company shall be the surviving corporation in any merger or is a party to a merger or consolidation which is between or among the Company and other corporations related to or affiliated with the Company, any Option granted hereunder shall

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pertain and apply to the securities to which a holder of the number of shares of common stock subject to the option would have been entitled upon the consummation of such merger or consolidation.

               (e) Nothing herein shall allow the Optionee to purchase Option Shares, the Options for which hive expired.

               (f) Section 5(a) of the Plan provides that any and all options that are outstanding under the Plan will become immediately vested and fully exercisable during specified exercise periods following the occurrence of certain events involving a change in control of the Company. Section 5(a) of the Plan also provides that if the shareholders of the Company receive shares of stock of another company in a transaction providing for the conversion or exchange of all or substantially all of the outstanding shares of Common Stock. then options granted under the Plan will become exercisable for a number of shares of stock of the other company determined using the same conversion or exchange ratio applicable to the transaction, unless the Board of Directors of the Company determines that some or all of such options shall instead terminate.

          9.   Subject to 1996 Stock Option Plan.  The terms of the Options
               ---------------------------------
are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan, a copy of which has been delivered to the Optionee, and which is available for inspection at the principal offices of the Company.

          10.  Program Subject to Change.  The Program and the policies
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governing grants of options under the Program, including, without limitation, grant timing and eligibility standards, are subject to change at any time after the date of this Agreement by the Board of Directors of the Company or its Compensation Committee.

          11.  Professional Advice.  The acceptance of the Options and the sale
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of Common Stock issued pursuant to the exercise of Options may have consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Agreement and his or her dealings with respect to Options for the Common Stock. Without limiting other matters to be considered, the Optionee should consider whether upon the exercise of options, the Optionee will file an election with the Internal Revenue Service pursuant to Section 83(b) of the Code.

          12.  No Employment Relationship.  Whether or not any Options are to
               --------------------------
be granted antler the Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in the Plan or this Agreement shall be construed as giving any person any right to participate under the Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Company, express or implied, that the Company or any Related Company will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company's or, where applicable,

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a Related Company's right to terminate Optionee's employment at any time, which right is hereby reserved,

          13.  Securities Laws.  Notwithstanding the foregoing, no Option shall
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vest or be exercisable unless and until all requirements imposed by or pursuant to Section 5(l) of the Plan are satisfied.

     SECTION 5(1) OF THE PLAN DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THIS OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY OPTION SHARES TO THE OPTIONEE. THE COMPANY HAS NO OBLIGATION TO REGISTER THE OPTION SHARES. THE OPTIONEE WILL NOT BE ABLE TO EXERCISE THIS OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO THE OPTIONEE PRIOR TO THE EXPIRATION OF TIES OPTION. CONSEQUENTLY, THE OPTIONEES MIGHT HAVE NO OPPORTUNITY TO EXERCISE THIS OPTION AND TO RECEIVE OPTION SHARES UPON SUCH EXERCISE.

          14. Notwithstanding the foregoing, the Company may restrict the Optionee's right to purchase Option Shares after an initial public offering of Common Stock pursuant to the Securities Act of 1933, as amended, until a date ninety (90) days following completion of the initial public offering.

          15.  Entire Agreement.  This Agreement is the only agreement between
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the Optionee and the Company with respect to the Options, and this Agreement and the Plan supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

          16.  Notices.  Any notice required or permitted to be made or given
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hereunder shall be mailed or delivered personally to the addresses set forth below, or as changed from time to time by written notice to the other:

     The Company:        BRIAZZ, INC.
                         3901 7th Ave., Suite 200
                         Seattle, Washington 98134
                         Attention: Linda Baldwin

     The Optionee.  (As set fourth in the Notice)

BRIAZZ, INC.

By:
     -------------------------
     Victor D. Alhadeff
     Chief Executive Officer

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          THERE MAY NOT BE PRESENTLY AVAILABLE EXEMPTIONS FROM THE REGISTRATION
REQUIREMENTS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS FOR THE ISSUANCE OF SHARES OF STOCK UPON EXERCISE OF THESE OPTIONS. ACCORDINGLY, THESE OPTIONS CANNOT BE EXERCISED UNLESS THESE OPTIONS AND THE SHARES OF STOCK TO BE ISSUED UPON EXERCISE OF THE OPTIONS ARE REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. THE SHARES OF STOCK ISSUED PURSUANT TO THE EXERCISE OF, OPTIONS WILL BE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933 AND WILL BEAR A LEGEND RESTRICTING RESALE UNLESS THEY ARE REGISTERED UNDER STATE AND FEDERAL SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE COMPANY IS NOT OBLIGATED TO REGISTER THE SHARES OF STOCK OR TO MAKE AVAILABLE ANY EXEMPTION FROM REGISTRATION.

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                                   EXHIBIT A
                                   ---------

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                                                  Briazz Inc.
     Notice of Grant of Stock Options             ID:  91-1672311
     and Option Agreement                         3901 7th Ave. So, Suite 200
                                                  Seattle, WA 98134

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     Name                                         Option Number:  00000000
     Street                                       Plan:               1997
     City, State Zip                              ID:              0000000
--------------------------------------------------------------------------------

     Effective _____, you have been granted a(n) ______________ to buy X shares of Briazz Inc. (the Company) stock at $_______ per share.

     The total option price of the shares granted is $_________.

     Shares in each period will become fully vested on the date shown.


           Shares            Vest Type       Full Vest   Expiration

                    X/4     On Vest Date     5/1/00      5/1/09
                    X/4     On Vest Date     5/1/01      5/1/09
                    X/4     On Vest Date     5/1/02      5/1/09
                    X/4     On Vest Date     5/1/03      5/1/09





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     By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

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     _____________________________                  ____________________________
     Briazz Inc.                                    Date



     _____________________________                  ____________________________
     Signature                                      Date


                                RETURN TO BRIAZZ
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                                   EXHIBIT B
                                   ---------

                        Notice of Election to Exercise
                        ------------------------------

          This Notice of Election to Exercise shall constitute proper notice pursuant to Section 5(h) of the BRIAZZ, INC. 1996 Amended Stock Option Plan (the "Plan") and Section 7 of that certain Stock Option Agreement (the "Agreement") dated as of the ____ day of __________ 2000 between BRIAZZ, INC. (the "Company") and the undersigned,

          The undersigned hereby elects to exercise Optionee's option to purchase ___________ shares of the common stock of the Company at a price of $__________ per share, for aggregate consideration of $__________, on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Section 7 of the Agreement, accompanies this notice.

          The undersigned has executed this Notice this ____ day of __________, 200_.


                            _____________________________
                            Signature

                            _____________________________
                            Name (typed or printed)